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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: November 7, 2000


                        American Film Technologies, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                     1-9748                   23-2359277
--------------------------------    ------------          ----------------------
  (State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation or Organization)    File Number)         Identification Number)


300 Park Avenue, 17th Floor, New York, NY                        10022
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(Address of Principal Executive Offices)                       (Zip Code)

                                  (212)572-6370
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              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS.

On November 7, 2000, the Registrant issued the press release attached as Exhibit 1 to this Current Report on Form 8-K.

The Board of Directors has accepted the resignations of Jeffrey Yapp, Chairman and Chief Executive Officer of the Registrant, and Barry Sandrew, President and Chief Operating Officer of the Registrant.

The Registrant continues to be in default under the terms of Settlement Agreement, dated December 31, 1999, between the Registrant, Gerald Wetzler and certain other individuals.

Representatives of the Registrant are engaged in discussions with Mr. Wetzler in an attempt to resolve this matter. There can be no assurance that a solution can be reached

The Board of Directors has authorized the Registrant to engage the firm of GTH Capital to assist in the discussions with Mr. Wetzler.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following is filed as an exhibit to this report:

Exhibit Number    Description
--------------    -----------

1                 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              American Film Technologies, Inc.



Dated: November 7, 2000                       By: /s/ Porter Bibb
                                                 ------------------------------
                                                 Porter Bibb
                                                 Director


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EXHIBIT INDEX

Exhibit Number             Description of Document

1                          Press Release